As filed with the Securities and Exchange Commission on
                          April 6, 1998

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
         ===============================================
                            FORM 8-K
                         CURRENT REPORT

                 PURSUANT TO SECTION 13 or 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934
         ===============================================
                  DATE OF REPORT: April 6, 1998

                     ACME UNITED CORPORATION
                     -----------------------
     (Exact name of registrant as specified in its charter)

Connecticut                       0-4823        06-0236700
-----------                       ------        ----------
(State or other jurisdiction of   (Commission   (I.R.S. Employer
incorporation or organization)    File Number)  Identification No.)

75 Kings Highway Cutoff                           06430
Fairfield, CT                                     (Zip Code)
(Addresses of principal
executive offices)

       Registrant's telephone number, including area code:
                         (203) 332-7330

     The Registrant hereby reports that, as of April 1, 1998, the Registrant has engaged Ernst & Young LLP as the Registrant's independent accountants.

     As reported in the Form 8-K filed on March 6, 1998, the Registrant and Coopers & Lybrand L.L.P. mutually agreed that Coopers & Lybrand L.L.P. would not be engaged by the Registrant as its independent accountant for the year 1998 and would no longer serve in that capacity at the completion of the audit of the Registrant's financial statements for the fiscal year ended December 31, 1997. The audit was completed on March 19, 1998.

     In compliance with Reg. Section 229.304 Item 304, the
Registrant further states as follows:

     (a) The decision of the Registrant that Ernst & Young LLP serve as principal accountants for the Registrant for 1998 was made on April 1, 1998.

     (b) The accountant's report on the Registrant's financial statements for the past two years, including those completed on March 19, 1998 for the year ended December 31, 1997, have not contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified in any respect.

<PAGE 2>
     (c) The decision to change accountants was approved by the Audit Committee of Registrant's Board of Directors.

     (d) There were no disagreements between the Registrant and Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, during the years ended December 31, 1997 and 1996.

     A letter from Coopers & Lybrand L.L.P. stating its concurrence with the Registrant's statements herein with respect to Coopers &
Lybrand L.L.P. is attached hereto as Exhibit 1.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 6, 1998.


                      Acme United Corporation

                      By: /s/ Walter C. Johnsen
                          ----------------------
                              Walter C. Johnsen
                              President and Chief Executive Officer
                              [Principal Executive Officer]


<PAGE 3>

                            Exhibit 1




April 3, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Gentlemen:

We have read the statements made by Acme United Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of April, 1998. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/Coopers & Lybrand L.L.P.
---------------------------
   Coopers & Lybrand L.L.P.